EXHIBIT 10.30

                             LEASE AGREEMENT

STATE OF TEXAS
COUNTY OF DALLAS

THIS AGREEMENT, entered into this 10th day of March, 1998, between:

                                LANDLORD

   Montfort Park Office Building herein designated as Landlord, and

                                 TENANT

   NetVoice Technologies, LLC herein designated as Tenant.

                             LEASED PREMISES

     Landlord, in consideration of covenants and agreements to be performed by Tenant and upon terms and conditions hereinafter stated, does hereby lease to Tenant suite number(s) 101 on floor(s) One of the building known as the Montfort Park Office Building, located at 13747 Montfort Drive (hereinafter called the "Leased Premises") on a tract of land situated in the City of Dallas, State of Texas, as described in Exhibit A attached hereto. The number of square feet contained in the Leased Premises is approximately 2021 square feet.

                                 4. TERM

     For term of Thirty six months, beginning on March 23, 1998 and ending on March 31, 2001, to be continuously used and occupied during term of this Lease by the Tenant for no other purpose than:

                                 5. USE
_____________________________________________________________________.
This is conditioned upon faithful performance by Tenant of the following agreements, covenants, rules, and regulations, herein set out and agreed to by Tenant.

                             6. BASE RENTAL


     In consideration of this Lease, Tenant promises to pay Landlord at office of Landlord, in Dallas, Texas, the sum of One Hundred Ten Thousand and Thirteen Dollars ($110,013.00) in lawful money of the United State of American, payable in monthly amounts of Three Thousand and Thirty One Dollars and Fifty Cents ($3031.50), in advance, without demand, on the first day of each and every calendar month during term thereof, provided, however, that the first three such monthly rental payments shall be due upon execution of this Lease. The base rental stated herein shall be subject, however, to adjustment as provided in Section 7 of this Lease. Should the term of this Lease begin on a day other than the first day of a calendar month or terminate on a day other than the last day of a calendar month, the rent for such partial month shall be proportionately reduced. All rent and sums provided to be paid under this Lease shall be paid to Landlord at the address stated in section 38 of this Lease.

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                        7. BASE RENTAL ADJUSTMENT

     The Base Rental hereunder payable shall be adjusted from time to time in accordance with the following provisions:

     A.   As used herein:

     (a)  "Base Costs" shall have the same meaning as defined in Paragraph
          8 below.
     (b)  "Base Year" shall mean the calendar year 1998.
     (c) "Tenants" Proportionate Share" shall mean a fraction of which the numerator is the rentable area of the Demised Premises and the denominator is the total rental area of the Building. For the purposes of this Lease the rental area of the Demised Premises and of the building shall be deemed to be 2021 square feet and 78,134 square feet, respectively, and Tenant's Proportionate Share may be expressed as a percentage (i.e. 2.6%).

     B. If the Basic Costs for any calendar year subsequent to the Base Year shall be greater than the Basic Costs for the Base Year, Tenant shall pay as additional rent for such subsequent calendar year a sum equal to Tenant's Proportionate Share of which the Basic Costs for such subsequent calendar year are greater than the Basic Costs for the Base Year (which amount is hereinafter called the "Basic Costs Payment"). Should this Lease terminate prior to the expiration of a calendar year, the Basic Costs Payment shall be prorated to the date of such termination and shall be payable on, or as when ascertained after such termination. Tenant's obligation to pay the Basic Costs Payment shall survive the termination of this Lease.

     C. On or before January 1 (or as soon thereafter as possible) of each calendar year, Landlord shall furnish to Tenant a written statement of Landlord's estimate of the Basic Costs for that current calendar year. At the monthly rent payment next following Tenant's receipt of such statement, and on each subsequent monthly rent payment in that current calendar year, Tenant shall pay to Landlord as additional rent an amount equal to 1/12 of Tenant's Proportionate Share of the amount by which the estimated Basic Costs for such subsequent calendar year are greater than the Basic Costs for the Base Year.

     D. On or before April 1 (or as soon thereafter as possible) of each calendar year, Landlord shall render to Tenant a comparative statement ("Statement") showing the Basic Costs for the Base Year, the Basic Costs for the preceding calendar year, the estimated Basic Costs Payment made by the Tenant for the preceding calendar year pursuant to paragraph (C) above, and the balance of the Basic Costs Payment, if any, which shall be immediately due and payable from the Tenant to the Landlord for the preceding calendar year, indicating thereon in reasonable detail the computation of such Basic Costs Payment. If Tenant's estimated Basic Costs Payment shall exceed the actual Basic Costs Payment for the preceding year, Landlord shall credit the excess payment to Tenant.

                         8.  BASIC COSTS DEFINED

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     "Basic Costs" as used herein shall consist of all operating expenses of the Building and shall consist of all expenditures by Landlord to maintain all facilities as may be determined by Landlord to be necessary or beneficial for the operations of the Building and all related parking facilities (the "Complex"). All operating expenses shall be determined in accordance with generally accepted accounting principles which shall be consistently applied. The term "operating expenses" as used herein shall mean all expenses, costs, and disbursements (but not replacement of capital investment items nor specific costs especially billed to and paid by specific tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership and operation of the Complex, including, but not limited to, the following:

     (a) Wages, salaries, and fees of all personnel engaged in the operation, maintenance, leasing, or security of the Complex and personnel who may provide traffic control relating to ingress and egress from the parking areas for the Building to the adjacent public streets. All taxes, insurance, and benefits relating to employees providing these services shall also be included.
     (b) All supplies and materials used in the operation and maintenance of the Complex.
     (c)  Cost of all utilities for the Complex.
     (d) Cost of all maintenance, janitorial, and service agreements for the Complex and the equipment therein, including alarm service, window cleaning, and elevator maintenance.
     (e) Cost of all insurance relating to the Complex, including the cost of casualty and liability insurance applicable to the Complex and Landlord's personal property used in connection therewith.
     (f) All taxes, assessments, and other governmental charges, whether federal, state, county, or municipal, and whether they be by taxing districts or authorities presently taxing the Premises or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Complex or its operation. It is agreed that Tenant will be responsible for ad valorem taxes on its personal property and on the value of leasehold improvements to the extent that same exceed standard Building allowances.

                               LATE CHARGE

     Tenant agrees to pay Landlord an additional amount of 5% of any sum owing by Tenant under this Lease if such sum is not in Landlord's office or postmarked by midnight of the 10th day following the date on which such sum became due for the extra expenses involved in handling delinquent payments. A $20.00 charge will be assessed by Landlord for every returned check.
Rent will be considered unpaid and lease in default if sufficient funds are not available to cover payment.

                         9. SERVICE BY LANDLORD

     Landlord agrees to furnish Tenant, while occupying premises, water - hot, cold and refrigerated - at those points of supply provided for general use of tenants; electric current for ordinary office use; heated and refrigerated air conditioning in season, at such times as

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Landlord normally furnishes these services to all tenants of building, and at such temperatures and in such amounts as are considered by Landlord to be standard, such service on Saturdays, Sundays, and holidays to be optional on part of Landlord; elevator and janitor service and electric lighting service for all public areas and special service areas of building in the manner and to the extent deemed by Landlord to be standard; but failure to furnish or any interruption of these services, from any cause whatsoever, shall not make Landlord liable for damage or loss to persons, property, or Tenant's business; shall not be considered an eviction of Tenant; shall not entitled Tenant to any refund or reduction of rent, and shall not relieve Tenant from compliance with any term or provision of this Lease. Landlord shall use reasonable diligence to repair promptly any malfunction of the building improvements or facilities but Tenant shall have no claim for rebate or abatement of rent for damages resulting from such repair or from any interruptions in service occasioned by such repairs.

                      10.  PAYMENTS AND PERFORMANCE

     Tenant agrees to pay all rents and all other sums required to be paid to Landlord at the times and in the manner provided in this Lease. The obligations of Tenant to pay rent is an independent covenant and under no circumstances shall Tenant be released from its obligation to pay rent.

                        11.  REPAIRS AND RE-ENTRY

     Tenant will maintain the Leased Premises in sound condition, at Tenant's own expense, and shall repair, using only contractors approved by Landlord, any damage done to the building by Tenant or Tenant's agents, employees, and invitees. If Tenant fails to make such repairs promptly, within 15 days of occurrence, Landlord shall have the option to make such repairs itself and Tenant shall reimburse Landlord for the cost of repairs on demand. Tenant shall not commit nor allow any waste or damage to be committed on any part of the Leased Premises, and at the time of termination of the Lease shall deliver the Leased Premises to Landlord in good condition as existed on the date of Tenant's possession, ordinary wear and tear excepted, and Landlord shall have the right to re-enter and resume possession.

                         ASSIGNMENT - SUBLETTING

     Tenant shall not assign or mortgage this Lease or any right under or interest in it; allow same to be assigned by operation of law or otherwise; sublet the Leased Premises or any part thereof, or allow any other person to occupy or use the Leased Premises or any part thereof in place of Tenant without the prior written consent of Landlord which shall not be unreasonably withheld. Any such assignment, mortgage, or subletting without Landlord's consent shall be void and shall, at Landlord's option, constitute a breach of this Lease. Notwithstanding approval by Landlord of a subletting or assignment by Tenant, Tenant, any guarantor of Tenant's obligations under this Lease, and each assignee and subtenant shall remain fully responsible and liable for payment of the rent required under this Lease and for compliance with all of Tenant's other obligations. Consent of Landlord to any assignment, mortgage, or subletting shall constitute approval only as to that specific assignment, mortgage, or subletting, and none other.

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                13.  ALTERATIONS AND ADDITIONS BY TENANT

     Tenant shall make no alterations, additions, or improvements to the Leased Premises, including the installation of trade fixtures, without the prior consent of Landlord. Landlord may impose, as a condition of its consent, requirements as to the manner in which, the times at which, and the contractor by whom such work shall be done. All such alterations, additions, or improvements, including trade fixtures, shall be made by Tenant at its sole cost and expense, shall be part of the building, shall become the property of the Landlord at the time they are placed on the Leased Premises and shall be surrendered with the Leased Premises upon termination of this Lease. Landlord may, however, by written notice to Tenant at least 30 days prior to the end of the term, require Tenant to remove all partitions, counters, railing, and the like installed by Tenant and to repair any damage to the premises caused by such removal. Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims for mechanics, and materialmen or other liens in connection with any alterations, additions, or improvements, including trade fixtures. Tenant will be required to escrow funds for all alterations and additions with Landlord. In addition, Tenant shall furnish such waiver or waivers of lien in form and with surety satisfactory to Landlord before commencing any work on such alterations, additions, or improvements, including trade fixtures. Landlord shall approve all contractors and subcontractors prior to commencement of work. Landlord reserves the right to enter the Leased Premises for the purpose of posting any notices of nonresponsibility as may be permitted by law or desired by Landlord.

      14.  LEGAL USE - VIOLATIONS OF INSURANCE COVERAGE - NUISANCE

     Tenant will not use the Leased Premises to be used for any purpose other than that stated in this Lease or for any purpose which is unlawful; disreputable; or extra-hazardous on account of fire, explosion, or other casualty; nor permit any act which would increase the fire and casualty insurance on the building or its contents. If insurance rates on the building or its contents are increased due to action, conduct, or business of Tenant, Tenant will pay such amount of insurance rate increase to Landlord on demand. Tenant will not create a nuisance, interfere with, annoy or disturb other tenants or Landlord, nor allow Tenant's agents, employees, or invitees to do so.

                        15.  LAWS AND REGULATIONS

     Tenant will maintain the Leased Premises in a clean and healthful condition and will comply with all laws, ordinances, orders, rules, and regulations of any governmental authority having jurisdiction over the use, conditions, or occupancy of the Leased Premises.

                      16.  INDEMNITY AND LIABILITY

     By moving into the Leased Premises, Tenant acknowledges that the premises are received by it in a good state of repair, accepts the premises as suitable for the purposes for which same are leased, waives any and all defects of the premises and assumes all risks of damage to persons, property, or Tenant's business. Landlord shall not be liable for any injury to person, damage, or property or to Tenant's business arising from any acts or omissions of Landlord or from any cause whatsoever except Landlord's gross negligence or willful wrong. Tenant will indemnify and hold Landlord harmless from all suits, damages, liability, and expense in connection with loss of life, bodily or personal injury or property damage arising from any occurrence upon the Leased Premises, from use or occupancy by Tenant of the Leased Premises, and from any acts or omissions of Tenant, its agents, contractors, employees, or invitees. In addition, if Landlord should, without fault on its part, be made a party to any action by or against Tenant, Tenant shall pay all costs, expenses, and reasonable attorney's fees of Landlord.

                         17.  RULES OF BUILDING

     Tenant, Tenant's agents, employees, and invitees will comply fully with all building rules and regulations which are attached to this Lease and made a part of its by this reference. Landlord may amend or change the rules and regulations as it may deem advisable to provide for the safety, protection, care, and cleanliness of the building, and Landlord shall give Tenant a written copy of all such rules and amendments.

                  18.  ENTRY FOR REPAIRS AND INSPECTION

     Landlord and its agents and representatives may enter the Leased Premises at any reasonable hour or at any time during emergencies to inspect, clean and make repairs, alterations or additions as Landlord deems necessary. Tenant will not be entitled to a reduction or an abatement of rent due to Landlord's entry for such purposes.

                            19.  CONDEMNATION

     If the Leased Premises shall be taken or condemned in whole or in part for public purposes, or transferred by agreement with or under threat of condemnation, this Lease shall, at Landlord's option, terminate at the time the title is transferred. Tenant shall not be entitled to any portion of the condemnation award or of any compensation paid for any transfer by agreement.

               20.  LANDLORD'S LIEN AND SECURITY INTEREST

     In addition to the Landlord's lien provided by law, Landlord shall have, and Tenant hereby grant to Landlord, a security interest in all goods, furniture, fixtures, equipment, supplies, and other property of Tenant on the Leased Premises, and all proceeds thereof, as security for all Tenant's obligations under this Lease. Tenant shall have the right, however, to sell its merchandise in the normal course of business free of this lien and security interest. Tenant shall not remove any of such property from the Leased Premises until it has fully satisfied its obligations under this Lease. Any requirement of reasonable notice to Tenant of Landlord's intention to dispose of any of Tenant's property to enforce this security interest shall be satisfied by notice given in the manner prescribed in Section 38 of this lease at least 5 days before the time of such disposition. Any such sale to enforce Landlord's security interest shall be deemed to have been a public sale conducted in a commercially reasonable manner if held on the Leased Premises after advertisement of the time, place and method of sale and a general description of the property commercially reasonable manner if held on the Leased Premises after advertisement of the time, place and method of sale and a general description of the property to be sold in Dallas County, Texas daily newspaper for 5 consecutive days prior to the sale, Landlord shall have all rights and remedies of a secured party under law.

                         21.  ABANDONED PROPERTY

     All of Tenant's furniture, movable trade fixtures and personal property not removed from the Leased Premises within 5 days of Landlord's written request at the termination of this Lease, whether such termination occurs by lapse of time or otherwise, shall be conclusively presumed abandoned by Tenant, and Landlord may declare such property to be the property of Landlord or may dispose of the property by any method it deems advisable. Landlord's rights under this paragraph shall be cumulative of its rights under Section 20 above.

                            22.  HOLDING OVER

     It is agreed and understood that any holding over by Tenant of the Leased Premises at the termination of this Lease, whether such termination occurs by lapse of time or otherwise, shall be construed as a tenancy at will at a daily rental equal to 1/30th of an amount equal to twice the monthly rental payable during the last month prior to termination of this Lease. Such tenancy shall be subject to all other terms and provisions of this Lease except any right of renewal.

                              23.  CASUALTY

     In the event the Leased Premises are damaged by fire or other casualty covered by Landlord's insurance, Landlord shall repair the damage at its expense within a reasonable time. If the damage cannot be repaired within 180 days (as estimated by an architect chosen by Landlord), this Lease may be terminated by either Landlord or Tenant by written notice within 30 days after receipt of the architect's damage certification and shall then terminate as of the date such notice is given. Tenant shall pay all rent due under this Lease, prorated on the date of such notice, and all other sums owing at that time and shall immediately surrender possession of the Leased Premises to Landlord.

     However, if the damage can be repaired within 180 days or if it cannot be repaired within such time but neither party exercises its option to terminate this Lease, Landlord shall, within 30 days of such damage, begin to repair the Leased Premises and shall proceed with reasonable diligence to restore the Leased Premises in the same condition as existed immediately prior to the occurrence of such casualty. The rent shall be abated during the time the premises are unfit for occupancy. Landlord shall not be required to rebuild, repair, or replace any of the furniture, equipment, fixtures or other improvements which may have been placed on the Leased Premises by Tenant. In the event any mortgagee under a deed of trust, security agreement, or mortgage on the building should require that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this Lease shall terminate upon written notice to Tenant. In the event the building is so badly damaged by fire or other casualty, even though the Leased Premises may not be affected, that Landlord decides, within 90 days after the destruction, not to rebuild or repair the building (such decision being vested exclusively in the discretion of Landlord), then in such event Landlord shall so notify Tenant in writing and this Lease shall terminate as of the time such notice is given, and the Tenant shall pay rent hereunder apportioned to the time such notice is given and shall pay all other obligations of Tenant owing on the date of termination, and Tenant shall immediately surrender the Leased Premises to Landlord. Notwithstanding the foregoing provisions of this
Section 23, Tenant agrees that if the Leased Premises or any other part of the building is damaged by fire or other casualty caused by the fault or negligence of Tenant or Tenant's agents, employees, or invitees, Tenant shall have no option to terminate this Lease, even if the damage cannot be repaired within 180 days, and the rent shall not be abated or reduced befor or during the repair period.

                           24.  FORCE MAJEURE

     In the event Landlord shall be delayed, hindered, or prevented from the performance of any act required by this Lease by reason of acts of God; acts of common enemies; fire, storm, flood, explosion or other casualty; strikes, lockouts; labor disputes; labor troubles; inability to procure materials; failure of power; strictive governmental laws or regulations; riots; insurrection; war; settlement of losses with insurance carriers; injunction; order of any court or governmental authority or other cause not within the reasonable control of Landlord, then the performance of said act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

                             25.  INSURANCE

     A. Subrogation: Landlord and Tenant hereby waive and release any and all rights, claims, demands, and causes of action each may have against the other on account of any loss or damage occasioned to Landlord or to Tenant as the case may be, their respective businesses, properties, real and personal, the Leased Premises or its contents, arising from any risk or peril covered by any insurance policy carried by either party. Inasmuch as the above mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereby agrees immediately to give to its respective insurance companies written notice of the terms of said mutual waivers, and to have said insurance policies properly endorsed if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers. This provision shall be cumulative of Section 16.

     B. Liability Insurance: Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, insuring Tenant and Landlord against any and all liability for property damage or injury to or death of a person or persons occasioned by or arising out of or in connection with the use or occupancy of the Leased Premises, the limits of such policy or policies to be in an amount not less than $1,000,000 with respect to injuries to or death of any one person, in an amount not less than

$1,000,000 with respect to any one accident or disaster, and in an amount not less than $100,000 with respect to all property in the premises damaged or destroyed for which Tenant is legally liable. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant shall furnish evidence satisfactory to Landlord of the maintenance of such insurance and shall obtain a written obligation on the part of each insurance company to notify Landlord at least 10 days prior to cancellation of such insurance.

                   26.  TRANSFER OF LANDLORD'S RIGHTS

     Landlord shall have the right to transfer and assign, in whole or in part, all and every feature of its rights and obligations under this Lease and in the building and property referred to in this Lease. In such event Landlord shall be released from any further obligation under this Lease and Tenant agrees to look solely to Landlord's successor for the performance of such obligations.

                             27.  BANKRUPTCY

     Bankruptcy, insolvency, or inability to pay its debts as such become due of Tenant or any guarantor of this Lease; filing by or against Tenant or any guarantor in any court pursuant to any statute either of the United States or of any State of a petition in bankruptcy or insolvency or for reorganization, arrangement, or for the appointment of a receiver or trustee of all or a portion of Tenant's or any such guarantor's property; or the making by Tenant or any such guarantor of an assignment for the benefit of creditors, shall constitute a default by Tenant under this Lease. Tenant shall then immediately surrender the Leased Premises to Landlord. If Tenant fails to do so, Landlord may expel or remove Tenant and its property and retake possession of the Leased Premises without liability for any prosecution or any claim for damages by reason of such re-entry. Tenant further agrees to indemnify Landlord for all loss and damage suffered by Landlord by reason of such termination, including loss of rental for the remainder of the lease term.

                              28.  DEFAULT

The following shall constitute events of Default under this Lease:

(a) Tenant's failure to pay rent and other sums payable by Tenant under this Lease when due.
(b)  Tenant's failure to comply with other provisions of this Lease.
(c) Tenant's desertion or abandonment of a substantial part of the Leased Premises.
(d) Any transfer of property by Tenant the purpose of which might tend to defeat the collection of rent due or to become due under this Lease.

                              29.  REMEDIES

     A.   Upon the occurrence of any of the events of Default listed in
Section 28 above, Landlord shall have the option to take any one or more of the following actions without notice or demand in addition to and not in limitation of any other remedy permitted by law or by this Lease:

     (1) Terminate this lease, at which time Tenant shall immediately surrender the Leased Premises to Landlord. If Tenant fails to do so, Landlord may expel or remove Tenant and its property and retake possession of the Leased Premises without liability for any prosecution or any claim for damages by reason of such re-entry. Tenant further agrees to indemnify Landlord for all loss and damage suffered by Landlord by reason of such termination, including loss of rental for the remainder of the lease term.
     (2) Enter upon and take possession of the Leased Premises as Tenant's agent without terminating the Lease and without liability for prosecution of any claim for damages by reason of such re-entry, and relet the Leased Premises as Tenant's agent and receive rent therefor. Tenant agrees to pay Landlord on demand for any costs incurred by Landlord through such reletting, including costs of renovating or repairing the Leased Premises for a new tenant and for any deficiency that may arise between amount of rent due for the remainder of Tenant's lease and that received by Landlord from reletting the Leased Premises. It is expressly understood and agreed, however, that Landlord shall have no duty to relet the Leased Premises and Landlord's failure to do so shall not release or affect Tenant's liability for rent or damages.
     (3) Landlord may do whatever Tenant is obligated to do under the terms of this Lease and in order to accomplish this purpose Landlord may enter the Leased Premises without liability for prosecution of any claim for damages therefor. Tenant shall reimburse Landlord for any expenses Landlord may incur in effecting compliance with this Lease on Tenant's behalf. Tenant further agrees that Landlord shall not be liable for any damages which may result to Tenant from such action by Landlord, whether caused by Landlord's negligence or otherwise.

     B. Upon the occurrence of the default event stated in Section 28(a) above, Landlord shall have the option, in addition to and not in limitation of any other remedy permitted by law or by this Lease, of declaring the entire amount of rent for the remainder of the lease term due and payable immediately; without terminating the Lease, as liquidated and agreed damages for the payment of costs and expenses that Landlord will incur in regaining possession, restoring, or reletting the Leased Premises. It is understood and agreed that the actual determination of Landlord's costs and expenses is not feasible and that the amount of rent for the remainder of the lease term represents a reasonable estimate of such costs.

                              30. NO WAIVER


     No action by Landlord or its agents shall constitute an acceptance of an attempted surrender of the Leased Premises and no agreement to accept such a surrender of the Leased Premises shall be valid unless in writing. Re-entry of the Leased Premises by Landlord shall not constitute an election by Landlord to terminate this Lease unless Landlord so notifies Tenant in writing. Acceptance of rent by Landlord following the occurrence of an event of default shall not waiver such default, nor shall the receipt by Landlord of rent from any assignee, subtenant or occupant of said premises other than Tenant be deemed a waiver of Section 12 of this Lease. Landlord's waiver of any default or breach of the terms of this Lease (including any violation or failure to enforce the Building Rules attached hereto) or failure by Landlord to enforce one or more of the remedies provided herein upon such default or breach shall not constitute a waiver of any other default or breach of this Lease. No provision of this Lease shall be deemed waived by Landlord unless evidenced in writing. Landlord's rights and remedies under this Lease shall be cumulative of every other right or remedy Landlord may have otherwise at law or in equity, and Landlord's exercise of one or more of the rights or remedies shall not bar or in any way impair Landlord's exercise of other rights and remedies.

                           31.  SUBORDINATION

     This Lease and all rights of the Tenant hereunder are subject and subordinate to any deeds of trust, mortgages or other instruments of security which do now or may hereafter cover the building and the land or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any of such deeds of trust, mortgages or instruments of security. This provision is hereby declared by Landlord and Tenant to be self-operative and no further instrument shall be required to effect such subordination of this lease. Tenant shall, however, from time to time, upon demand, execute, acknowledge and deliver to Landlord any and all instruments and certificates that in the judgment of Landlord may be necessary or proper to confirm or evidence such subordination, and Tenant hereby irrevocably appoints Landlord as Tenant's agent and attorney-in-fact for the purpose of executing, acknowledging and delivering any such instruments and certificates. This Lease and all rights of Tenant hereunder are further subject and subordinate to all ground or primary leases in existence at the date hereof and to any and all supplements, modifications and extensions thereof heretofore or hereafter made. However, notwithstanding the foregoing provisions of this Section 31, Tenant agrees that any such mortgagee shall have the right at any time to subordinate any such deeds of trust, mortgages or other instruments of security to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Tenant further agrees, upon demand by Landlord's mortgagee at any time, before or after the institution of any proceedings for the foreclosure of any such deeds of trust, mortgages or other instruments of security, or sale of the building pursuant to any such deeds of trust, mortgages or other instrument of security, to attorn to such purchaser upon any such sale and to recognize such purchaser as Landlord under this Lease. This agreement of Tenant to attorn upon demand of Landlord's mortgagee shall survive any such foreclosure sale or trustee's sale. Tenant shall upon demand at any time or times, or after any such foreclosure sale or trustee's sale, execute, acknowledge and deliver to Landlord's mortgagee any and all instruments and certificates that in the judgment of Landlord's mortgagee may be necessary or proper to confirm or evidence such attornment, and Tenant hereby irrevocably appoints Landlord's mortgagee at Tenant's agent and attorney-in-fact for the purpose of executing, acknowledging and delivering any such instruments and certificates.

                       32.  ESTOPPEL CERTIFICATES

Tenant agrees to furnish from time to time when requested by Landlord or the holder of any deed of trust or mortgage covering the land and building or any interest of Landlord therein, a certificate signed by Tenant to the effect that this Lease is then presently in full force and effect and unmodified; that the term of this Lease has commenced and the full rental is then accruing hereunder; that Tenant has accepted possession of the Leased Premises and that any improvements required (if any) by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant; that no rent under this Lease has been paid more than 30 days in advance of its due date; that the address for notices to be sent to Tenant is as set forth in this Lease; that Tenant, as of the date of such certificate, has no charge, lien or claim of offset under this Lease or otherwise against rents or other charges due or to become due hereunder; and that to the knowledge of Tenant, Landlord is not then in default under this Lease. The certificate shall also contain an agreement by Tenant with such holder that from and after the date of such certificate, Tenant will not pay any rent under this Lease more than 30 days in advance of its due date, will not surrender or consent to the modification of any of the terms of this Lease nor to the termination of this Lease by Landlord, and will not seek to terminate this Lease by reason of any act or omission of Landlord until Tenant shall have given written notice of such act or omission to the holder of such deed of trust or mortgage (at such holder's last address furnished to Tenant) and until a reasonable period of time shall have elapsed following the giving of such notice; during which period such holder shall have the right, but shall not be obligated, to remedy such act or omission; provided, however, that (i) the agreement of Tenant described in this sentence will be of no effect under such certificate unless Tenant is furnished by such holder with a copy of any assignmentto such holder of Landlord's interest in this Lease within 120 days after the date of such certificate, and (ii) the agreement of Tenant with such holder that is embodied in such certificate shall terminate upon the subsequent termination of any such assignment.

                    33.  JOINT AND SEVERAL LIABILITY

     The obligations imposed upon Tenant (if more than one) under this Lease shall be joint and several. If Tenant has a guarantor, the obligations of Tenant under this Lease shall be joint and several obligations of Tenant and guarantor. Landlord may proceed against guarantor without first proceeding against Tenants, and no guarantor shall be released from its guaranty for any reason, including, but not limited to, any amendment of this Lease, any waiver of Landlord's rights, failure of Landlord to give Tenant or any guarantor any notices, or release of any party liable for payment and performance of Tenant's obligations under this Lease.

                          34.  ATTORNEY'S FEES

     If Landlord brings any action under this Lease or consults or places this Lease or any amount payable under it with an attorney for the enforcement of any of Landlord's rights under this Lease, Tenant agrees in each case to pay Landlord reasonable attorney's fees and other costs and expenses incurred by Landlord in connection therewith.

                          35.  QUIET POSSESSION

     Landlord hereby covenants that Tenant, upon payment of rent as provided under this Lease and performing all other agreements contained in this Lease, shall and may peacefully have, hold and enjoy the Lease Premises.

                           36.  BUILDING NAME

     Tenant may use the present name of the building in the name of its business and in its business address, provided, however, that Landlord reserves the right to change the name of the building at any time without prior notice to Tenant. Tenant agrees to immediately cease use of the building name in connection with its business upon termination of this Lease, by lapse of time or otherwise.

                              37.  PARKING

     Landlord reserves the right to designate specific areas and spaces within which Tenant, Tenant's employees, agents, visitors and customers may park. Tenant shall not, however, be entitled to exclusive use of such designated parking spaces (unless granted such right by Landlord in writing) and Landlord may, in its sole discretion, reassign the location of such parking spaces at any time. Landlord further reserves the right to promulgate rules and regulations for the use of all parking areas at any time during the term of this Lease. Notwithstanding any foregoing provision of this Section 37, Landlord shall have the right to designate any parking area or space for the exclusive use of a tenant or other person or persons. Tenant agrees that it will employ its best efforts to present the use by Tenant's employees, agents, visitors and customers of parking spaces allocated to other tenants.

                              38.  NOTICES

     Any notice required or permitted to be given by one party to the other under this Lease shall be in writing and shall be effective when deposited pursuant herein with the United States Mail, Certified or Registered Mail, Return Receipt Requested, postage prepaid, addressed as follows:

If to LANDLORD:                         If to TENANT:
     ontfort Park Office Building            Netvoice Technologies
     C/O Trinity Interests,                  13747 Montfort Dr., #101
     12750 Merit Drive, Ste 1315             Dallas, TX 75240
     Dallas, TX  75251                       Attn: William Bedri
     Attn: Beverly Heflin
Either party may change its address as designated above by written notice to the other party.

                        39.  FINANCIAL STATEMENTS

     Tenant shall furnish Landlord from time to time, when requested by Landlord, an annual statement of financial condition of Tenant prepared in a form reasonably satisfactory to Landlord.

                       40.  LEASEHOLD IMPROVEMENTS

     If the Leased Premises are not ready for occupancy by Tenant on the lease commencement date, because Tenant's leasehold improvements are not substantially complete or for any other reason, the obligations of Landlord and Tenant shall nevertheless continue in full force and effect. In the event the Lease Premises are not ready for occupancy for reasons other than any delay in the installation of Tenant's leasehold improvements due to any changes or additions ordered by Tenant, then the rent hereinabove provided shall abate and not commence until the date the leasehold improvements to the Lease Premises are substantially complete; but such abatement of rent shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Leased Premises not being ready for occupancy by Tenant on the lease commencement date. If the Leased Premises are not ready for occupancy by Tenant on the lease commencement date, the term of this Lease shall be extended by the period of time which elapses between the lease commencement date as stated in article 4, and the date the Leased Premises are ready for occupancy by Tenant, and the parties agree to execute an agreement between them confirming any such extension of the lease term.


                          41.  ENTIRE AGREEMENT

     Tenant agrees that as a material consideration for execution of this Lease there are no oral representations, understandings, stipulations or premises pertaining to this agreement that are not incorporated in this Lease, and it is also agreed that this Lease shall not be altered, waived, amended or extended except by written agreement signed by both parties, unless expressly proved otherwise in this Lease.

                            42.  SEVERABILITY

     If any provision of this Lease is illegal, invalid or unenforceable under present or future laws during the term of this Lease, it is the intention of both parties that the remainder of this Lease shall not be affected, and that a clause be added to this Lease as similar to such invalid or unenforceable clause as possible and be legal, valid and enforceable.

                              43.  CAPTIONS

     The captions of each paragraph of this Lease are added as a matter of convenience only and shall not be considered in the construction or interpretation of any part of this Lease.

                           44.  BINDING EFFECT

     The provisions of this Lease shall be binding upon and insure to the benefit of Landlord and Tenant, respectively, and to their heirs, personal representatives, successors and assigns, subject to the provisions of
Section 26 above.

                         45.  SPECIAL CONDITIONS

1.   Tenant accepts the space in "as is" condition.
2. Tenant will prepay the first three months rent upon execution of the Lease Agreement.
3. Landlord will grant Tenant the use of two (2) reserved parking spaces in the underground garage of the building at no charge for the term of the lease.


IN WITNESS WHEREOF, this Lease is entered into by the parties hereto on the date and year first set forth above.

                              TENANT:



                              By:_______________________________

                              Name:_____________________________

                              Title:____________________________

                              Date:_____________________________

                              Attest:___________________________


                              LANDLORD:



                              By:_______________________________

                              Name:_____________________________

                              Title:____________________________

                              Date:_____________________________

                              Attest:___________________________

                     BUILDING RULES AND REGULATIONS
                     ------------------------------

     1. Landlord will provide and maintain an alphabetical directory board on the ground floor lobby of the Building and allot one (1) name strip for Tenant's use.

     2. Tenant will be granted one building access card per 500 square feet of leased space. Additional cards will require a $10.00 deposit per card, which will be refunded upon Tenant's surrender of the access card.

     3. Monitored reserved parking is available by separate agreement at a monthly charge to Tenant. Parking permits as a part of this lease agreement shall be unassigned and will not be policed by management.

     4. Tenant will refer all contractors, contractors' representatives and installation technicians rendering any service to Tenant, to Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in the Building including the installation of telephones, telegraph equipment, electrical devices, and attachments, and all installations of any nature affecting floors, walls, woodwork, trim, windows, ceiling, equipment or any other physical portion of the Building.

     5. Movement in or out of the Building of furniture or office equipment or the dispatch or receipt by Tenant of any merchandise or materials which require the use of elevators or stairways or the movement through Building entrances or lobbies shall be restricted to hours designated by Landlord. All such movement shall be under supervision of Landlord and in the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement, initialed by Tenant, will include the determination by Landlord and subject to its sole discretion and control, time, method, and routing of movement, limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the building. Tenant shall assume all risk as to damage to articles moved and injury to persons or property, and personnel if damaged or injured as a result of acts in connection with such service performed for or by Tenant. Management will inspect the condition of pathways prior to Tenant's move, and any damages resulting from such moves will be deducted from Tenant's security deposit.

     6. Unless otherwise expressly agreed in writing by Landlord, (i) no signs will be allowed in any form on the exterior of the Building or the interior or exterior of windows, (ii) no signs except in uniform location and style fixed by Landlord will be permitted in the public corridors or on corridor doors or entrances to Tenant's space, and (iii) the construction and/or installation of all authorized signs will be contracted for by Landlord for Tenant at the rate fixed by Landlord from time to time and Tenant will be billed and pay for such service promptly on receipt thereof.


     7. No portion of Tenant's Premises or any other part of the Building shall at any time be used or occupied as sleeping or lodging quarters.

     8. Tenant shall not place, install or operate on the Premises or in any part of the Building, any engine, stove, or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the Premises any explosives, gasoline, kerosene, oil, acids, caustics, or any other inflammable, explosive, or hazardous material without written consent of Landlord.

     9. Landlord shall not be responsible for lost or stolen personal property, equipment, money or jewelry from Tenant's area or public rooms regardless of whether such loss occurs when such area is locked against entry or not.

     10. Landlord will not permit entrance to Tenant's offices by use of pass keys controlled by Landlord to any person at any time without the prior written permission of Tenant except only employees, contractors, or service personnel directly supervised by Landlord.

     11. None of the entries, passages, doors, elevators doors, hallways, or stairways shall be blocked or obstructed, nor shall any rubbish, litter, trash, or material of any nature be placed, emptied or thrown into these areas, nor shall such areas be used at any time except for ingress and egress by Tenant, Tenant's agents, employees, or invitees.

     12. Tenant shall not do, or permit anything to be done in or about the Building, or bring or keep anything therein that will in any way increase the rate of fire or other insurance on the Building, or on property kept therein, or obstruct or interfere with the rights of, or otherwise injure or annoy, other tenants, or do anything contrary to or in conflict with valid laws, rules or regulations of any municipal or governmental authority of fire, safety or building authority or regulation.

     13. Should Tenant require telegraphic, telephonic, annunciator, data processing equipment prior approval by Landlord will be required.
Contractors performing installation shall submit plans and receive
Landlord's approval on method of installation and will be subject to Landlord's supervision on location and means of making cuts or wiring procedure.

     14. Landlord specifically reserves the right to refuse admittance to the Building from 6:30 PM to 7:00 AM daily, or on Sundays or on legal holidays, to any person who, cannot furnish satisfactory identification, or to any person who for any other reason in the Landlord's judgment, should be denied access to the Demised Premises. Landlord, for the protection of the tenants and their effects, may prescribe hours and intervals during the night, on Sundays and holidays, when all persons entering and departing the Building shall be required to enter their names, the office to which they are going or from which they are leaving, and time of entrance or departure in a register provided for that purpose by Landlord.

     15. Landlord servers the right to rescind any of these rules and make such other and further rules and regulations as in Landlord's judgment shall from time to time be needed for the operations thereof, the preservation of good order therein, and the protection and comfort of its tenants, their agents, employees and invitees, which rules when made and notice thereof given to a Tenant shall be binding upon Tenant in the manner as if originally prescribed.

     16. All lettering and signage within or without the Premises shall be subject to the prior written approval of Landlord.

     17. Tenant is responsible for excessive leakage from employee automobiles. Tenant will be liable for costs associated with clean-up due to excessive auto leakage.

     18. No birds or animals shall be brought into or kept in or about the building.

     Landlord desires to maintain the highest standards of environmental comfort and convenience for Tenant. It will be appreciated if any undesirable conditions or lack of courtesy or attention are reported directly to the management.

                            SECURITY DEPOSIT

Amount $  3031.50
       ----------

     The security deposit shall be payable on the date of Tenant's execution of this Lease and shall be held by Landlord without liability for interests and as security for the performance by Tenant of Tenant's obligations under this Lease. It is expressly understood that the security deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant or upon termination of this Lease. Landlord may commingle the security deposit with Landlord's other funds. Landlord may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrearages of rent or to satisfy any other obligation of Tenant hereunder. Following any such application of the security deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If Tenant is not in default at the termination of this Lease, the balance of the security deposit remaining after any such application shall be returned by Landlord to Tenant. If Landlord transfers its interest in the Lease Premises during the term of this Lease, Landlord may assign the security deposit to the transferee and thereafter shall have no further liability for the return of such security deposit.

                        FIRST AMENDMENT TO LEASE

This First Amendment to the Lease Agreement (the "First Amendment") is entered into between Montfort Park Office Building (Landlord or Lessor) and Netvoice Technologies, LLC (Lessee or Tenant) for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, receipt of which is hereby acknowledged.

                              Witnesesseth:

Lessor and Lessee hereby confirm and ratify, except as modified below, all the terms, conditions, and covenants in that certain written Lease Agreement dated March 10, 1998 between Lessor and Lessee except as modified below:

     1. Lessor and Lessee agree that Lessee will relocate from Suite 101 containing approximately 2021 rental square feet to Suite 250, containing approximately 5640 rental square feet. Lessee's new square footage is 5640 rental square feet.

     2.   The effective date will be March 15, 1999.

     3. The rental rate will increase effective March 15, 1999 from $3,031.50 per month to $8,695.00 per month. The base rental for
          Suite 101 and increase for Suite 250 for March 1, 1999   March
          31, 1999 will be due upon execution of the Lease Amendment. Thereafter, all rents are due on the first day of each month per the Lease Agreement.

     4. Lessee accepts the premises in "as is" condition except that Lessor, at Lessors expense, will install a double wooden entry door with sidelight.

     5. Except as specifically amended and modified herein, the Lease Agreement is hereby ratified and affirmed and remains in full force and effect.

     6. Lessor agrees to grant Lessee two (2) additional garage car parks at no cost for the term of the lease.

Executed this ________________ Day of March, 1999

Lessor: Montfort Park Office       Lessee: Netvoice Technologies, LLC
          Building


By: ____________________________   By: ____________________________

Print: _________________________   Print: _________________________

Title: _________________________   Title: _________________________